www.matw.com | Nasdaq: MATW Second Quarter Fiscal 2025 Earnings Review May 1, 2025 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2025 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this release are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, including statements regarding the anticipated timing and benefits of the proposed joint venture transaction, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward- looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include our ability to satisfy the conditions precedent to the consummation of the proposed joint venture transaction on the expected timeline or at all, our ability to achieve the anticipated benefits of the proposed joint venture transaction, changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, including changes in costs due to adjustments to tariffs or trade wars, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, divestitures, and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, the Company's plans and expectations with respect to its exploration, and contemplated execution, of various strategies with respect to its portfolio of businesses, the Company's plans and expectations with respect to its Board, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, enterprise resource planning ("ERP") system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP system integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP system integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2025 Matthews International Corporation. All Rights Reserved. 4 SGK BRAND SOLUTIONS MEMORIALIZATION • Benefits from ongoing productivity and cost reduction initiatives and improved price realization • Lower casketed deaths and impact of granite backlog reduction efforts in the prior year • Improved market conditions and growth in merchandising sales • European brand markets remained soft BUSINESS UPDATE INDUSTRIAL TECHNOLOGIES • Engineering business remains challenged by the impact of the Tesla litigation • Significant increase in customer quotes for energy storage solutions

© 2025 Matthews International Corporation. All Rights Reserved. Key Drivers • SGK Brand Solutions (SGK) transaction expected to close in early May 2025 • Projected pro-forma adjusted EBITDA to be at least $190 million (updated based on the expected completion of the SGK transaction) • Solid performance expected for the Memorialization segment • Demand and interest in our energy storage solutions are regaining strength as customer quotes since early February 2025 have exceeded $100 million • Cost reduction program on track • Net leverage and leverage ratio expected to decline by the end of the fiscal year OUTLOOK FOR FISCAL 2025 5

FINANCIAL OVERVIEW

Q2 2025 SUMMARY

($ in millions except per-share amounts)

Q2

	Q2 2024	Q2 2025
Sales	$ 471.2	$ 427.6
Diluted EPS	$ 0.29	$ (0.29)
Non-GAAP Adjusted EPS*	$ 0.69	$ 0.34
Net Income (Loss) Attributable to Matthews	$ 9.0	$ (8.9)
Adjusted EBITDA*	$ 56.8	$ 51.4

YTD

	YTD 2024	YTD 2025
Sales	$ 921.2	$ 829.5
Diluted EPS	$ 0.22	$ (0.40)
Non-GAAP Adjusted EPS*	$ 1.06	$ 0.48
Net Income (Loss) Attributable to Matthews	$ 6.7	$ (12.4)
Adjusted EBITDA*	$ 102.3	$ 91.4

2nd Quarter ("Q2") Highlights

Sales

- SGK Brand Solutions segment current quarter sales higher than a year ago

GAAP EPS

- Net loss and higher interest expense, unfavorable tax impact of German losses

Adjusted EBITDA

- Lower adjusted EBITDA, primarily in the Industrial Technologies segment

Adjusted EPS

- Lower adjusted EBITDA and higher interest expense, unfavorable tax impact of German losses

Year-to-Date ("YTD") Highlights

- SGK Brand Solutions segment YTD sales higher than a year ago
- Lower adjusted EBITDA, primarily in the Industrial Technologies segment, partially offset by lower corporate and non-operating costs

** See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
7

© 2025 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 8 23.0% 21.1% $222.2 $205.6 Q2 FY2024 Q2 FY2025 $430.2 $396.1 FY2024 FY2025 $46.6 $45.0 Q2 FY2024 Q2 FY2025 $83.3 $81.7 FY2024 FY2025 21.0% 21.9% 19.4% 20.6% ($ in millions) Q2 Sales Q2 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Lower casketed deaths impacted unit volumes • Improved price realization partially offset declines Adjusted EBITDA • Lower sales and higher material and labor costs • Improved price realization and benefits from cost-savings initiatives * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2025 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 9 15.5% 12.4% 15.6%10.3% ($ in millions) $116.1 $80.8 Q2 FY2024 Q2 FY2025 $227.5 $161.4 FY2024 FY2025 $10.0 $6.0 Q2 FY2024 Q2 FY2025 $19.7 $7.9 FY2024 FY2025 8.6% 7.5% 8.6% 4.9% Q2 Sales Q2 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Energy storage sales continues to be impacted by recent challenges • Warehouse automation sales unfavorably impacted by market conditions • Unfavorable currency impacts of $1.5 million for Q2 and $1.9 million YTD Adjusted EBITDA • Primarily impacted by lower engineered products and warehouse automation sales • Benefits from cost-reduction initiatives * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

SGK BRAND SOLUTIONS

($ in millions)



Q2 Sales
$132.9
$141.2
Q2 FY2024
Q2 FY2025



YTD Sales
$263.5
$272.0
FY2024
FY2025



Q2 Adjusted EBITDA & Margin*
$15.4
$15.6
11.6%
11.0%
Q2 FY2024
Q2 FY2025



YTD Adjusted EBITDA & Margin*
$28.3
$27.9
10.7%
10.3%
FY2024
FY2025

Sales

- Sales growth, primarily reflecting higher brand sales in the U.S. and Asia-Pacific regions and increased merchandising sales
- Unfavorable currency impacts of $2.5 million for Q2 and $3.2 million YTD

Adjusted EBITDA

- Higher Q2 adjusted EBITDA
- Higher labor-related costs
- Benefits from cost reduction initiatives and improved pricing

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL

© 2025 Matthews International Corporation. All Rights Reserved.

10

© 2025 Matthews International Corporation. All Rights Reserved. • Q2 cash flows reflected costs related to the SGK transaction, contested proxy, and restructuring actions • Net Debt Leverage Ratio* 4.0 as of March 31, 2025 • Quarterly dividend of $0.25/share, payable 5/26/25 CAPITALIZATION AND CASH FLOWS 11 * See supplemental slide for Net Debt and Net Debt Leverage Ratio reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $776.5 $822.2 $735.7 $781.9 09/30/24 03/31/25 ($ in millions) Cash $40.8 $40.2 9/30/24 03/31/25 Operating Cash Flow $29.8 $(18.7) YTD FY2024 YTD FY2025

SUPPLEMENTAL INFORMATION

© 2025 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, constant currency adjusted EBITDA, and net debt and net debt leverage ratio. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock- based compensation and the non-service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended March 31,		Six Months Ended March 31,	
	2025	2024	2025	2024
Net (loss) income	**$ (8,916)**	**$ 9,027**	**$ (12,388)**	**$ 6,724**
Income tax benefit	(2,728)	(1,122)	(5,086)	(1,848)
(Loss) income before income taxes	**$ (11,644)**	**$ 7,905**	**$ (17,474)**	**$ 4,876**
Interest expense, including RPA and factoring financing fees (1)	17,010	13,783	33,864	26,534
Depreciation and amortization *	18,231	23,261	40,735	46,784
Acquisition and divestiture related items (2)**	15,773	2,062	16,350	3,299
Strategic initiatives and other items (3)**†	5,373	4,962	5,988	10,882
Highly inflationary accounting losses (primarily non-cash) (4)	520	390	711	710
Stock-based compensation	6,018	4,327	10,997	8,978
Non-service pension and postretirement expense (5)	133	110	266	219
Total Adjusted EBITDA	**$ 51,414**	**$ 56,800**	**$ 91,437**	**$ 102,282**
Adjusted EBITDA margin	*12.0 %*	*12.1 %*	*11.0 %*	*11.1 %*

(1) Includes fees for receivables sold under the RPA and factoring arrangements totaling $1,145 and $1,238 for the three months ended March 31, 2025 and 2024, respectively, and $2,317 and $2,413 for the six months ended March 31, 2025 and 2024, respectively.

(2) Includes certain non-recurring items associated with recent acquisition and divestiture activities and also includes a loss of $2,072 for the three and six months ended March 31, 2025 related to the divestiture of a business in the Industrial Technologies segment. Fiscal 2025 also includes costs related to the pending sale of the Company's interest in the SGK Brand Solutions business which totaled $10,586 for the three months ended March 31, 2025 and $11,485 for the six months ended March 31, 2025.

(3) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, which totaled $1,757 and $2,602 for the three months ended March 31, 2025 and 2024, respectively, and $8,624 and $4,972 for the six months ended March 31, 2025 and 2024, respectively. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $4,538 for the three months ended March 31, 2025 and $4,902 for the six months ended March 31, 2025. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,655 for the six months ended March 31, 2025. Fiscal 2025 also includes loss recoveries totaling $1,170 for the six months ended March 31, 2025 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(4) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(5) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $7,170 and $6,914 for the Memorialization segment, $5,644 and $5,571 for the Industrial Technologies segment, $4,718 and $9,669 for the SGK Brand Solutions segment, and $699 and $1,107 for Corporate and Non-Operating, for the three months ended March 31, 2025 and 2024, respectively. Depreciation and amortization was $14,372 and $13,327 for the Memorialization segment, $11,318 and $11,948 for the Industrial Technologies segment, $13,578 and $19,241 for the SGK Brand Solutions segment, and $1,467 and $2,268 for Corporate and Non-Operating, for the six months ended March 31, 2025 and 2024, respectively.

** Acquisition and divestiture costs, ERP system integration costs, and strategic initiatives and other charges were $2,410 and $1,037 for the Memorialization segment, $2,264 and $4,431 for the Industrial Technologies segment, $416 and $358 for the SGK Brand Solutions segment, and $16,056 and $1,198 for Corporate and Non-Operating, for the three months ended March 31, 2025 and 2024, respectively. Acquisition costs, ERP system integration costs, and strategic initiatives and other charges were $3,713 and $1,097 for the Memorialization segment, $6,383 and $9,799 for the Industrial Technologies segment, $1,130 and $1,221 for the SGK Brand Solutions segment, and $11,112 and $2,064 for Corporate and Non-Operating, for the six months ended March 31, 2025 and 2024, respectively.

† Strategic initiatives and other items includes charges for exit and disposal activities (including severance and other employee termination benefits) totaling $2,471 of income and $822 of expenses for the three months ended March 31, 2025 and 2024, respectively, and $1,305 of income and $2,783 of expenses for the six months ended March 31, 2025 and 2024, respectively.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
14

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended March 31,				Six Months Ended March 31,			
	2025		2024		2025		2024	
		per share		*per share*		*per share*		*per share*
Net (loss) income attributable to Matthews	**$ (8,916)**	**$ (0.29)**	**$ 9,027**	**$ 0.29**	**$ (12,388)**	**$ (0.40)**	**$ 6,724**	**$ 0.22**
Acquisition and divestiture costs (1)	12,353	0.40	1,511	0.05	12,708	0.41	2,410	0.08
Strategic initiatives and other charges (2)	3,197	0.11	4,093	0.12	3,901	0.13	9,097	0.28
Highly inflationary accounting losses (primarily non-cash) (3)	520	0.01	390	0.01	711	0.02	710	0.02
Non-service pension and postretirement expense (4)	99	0.01	83	0.01	199	0.01	164	0.01
Amortization	3,210	0.10	6,720	0.21	9,666	0.31	14,066	0.45
Adjusted net income	**$ 10,463**	**$ 0.34**	**$ 21,824**	**$ 0.69**	**$ 14,797**	**$ 0.48**	**$ 33,171**	**$ 1.06**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 25.7% and 24.9% for the three and six months ended March 31, 2025, respectively, and 27.8% and 27.1% for the three and six months ended March 31, 2024, respectively.

(1) Includes certain non-recurring items associated with recent acquisition and divestiture activities and also includes a loss of $2,072 for the three and six months ended March 31, 2025 related to the divestiture of a business in the Industrial Technologies segment. Fiscal 2025 also includes costs related to the pending sale of the Company's interest in the SGK Brand Solutions business which totaled $10,586 for the three months ended March 31, 2025 and $11,485 for the six months ended March 31, 2025.

(2) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, which totaled $1,757 and $2,602 for the three months ended March 31, 2025 and 2024, respectively, and $8,624 and $4,972 for the six months ended March 31, 2025 and 2024, respectively. Fiscal 2025 includes costs related to the pending sale of the Company's interest in the SGK Brand Solutions business which totaled $10,586 for the three months ended March 31, 2025 and $11,485 for the six months ended March 31, 2025. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $4,538 for the three months ended March 31, 2025 and $4,902 for the six months ended March 31, 2025. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,655 for the six months ended March 31, 2025. Fiscal 2025 also includes loss recoveries totaling $1,170 for the six months ended March 31, 2025 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(3) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(4) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.

Matthews
INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
15

CONSTANT CURRENCY SALES AND ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Memorialization	Industrial Technologies	SGK Brand Solutions	Corporate and Non-Operating	Consolidated
Reported sales for the quarter ended March 31, 2025	$ 205,620	$ 80,835	$ 141,174	$ —	$ 427,629
Changes in foreign exchange translation rates	422	1,519	2,544	—	4,485
Constant currency sales for the quarter ended March 31, 2025	$ 206,042	$ 82,354	$ 143,718	$ —	$ 432,114
Reported sales for the six months ended March 31, 2025	$ 396,106	$ 161,368	$ 271,997	$ —	$ 829,471
Changes in foreign exchange translation rates	507	1,915	3,244	—	5,666
Constant currency sales for the six months ended March 31, 2025	$ 396,613	$ 163,283	$ 275,241	$ —	$ 835,137
Reported adjusted EBITDA for the quarter ended March 31, 2025	$ 45,038	$ 6,042	$ 15,596	$ (15,262)	$ 51,414
Changes in foreign exchange translation rates	62	44	287	(10)	383
Constant currency adjusted EBITDA for the quarter ended March 31, 2025	$ 45,100	$ 6,086	$ 15,883	$ (15,272)	$ 51,797
Reported adjusted EBITDA for the six months ended March 31, 2025	$ 81,650	$ 7,874	$ 27,888	$ (25,975)	$ 91,437
Changes in foreign exchange translation rates	77	70	384	(54)	477
Constant currency adjusted EBITDA for the six months ended March 31, 2025	$ 81,727	$ 7,944	$ 28,272	$ (26,029)	$ 91,914

** See Disclaimer (page 2) for Management's assessment of supplemental information related to constant currency sales and constant currency adjusted EBITDA.*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
16

© 2025 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt and net debt leverage ratio. 17 March 31, 2025 December 31, 2024 September 30, 2024 Long-term debt, current maturities $ 6,357 $ 7,260 $ 6,853 Long-term debt 815,823 801,951 769,614 Total debt 822,180 809,211 776,467 Less: Cash and cash equivalents (40,246) (33,513) (40,816) Net Debt $ 781,934 $ 775,698 $ 735,651 Adjusted EBITDA (trailing 12 months) $ 194,312 $ 199,698 $ 205,157 Net Debt Leverage Ratio 4.0 3.9 3.6 NET DEBT AND NET DEBT LEVERAGE RATIO NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)